UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA		98164
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 701-2000

None

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On June 13, 2013, shareholders of Cray Inc. (the “Company”) approved the adoption of the Cray Inc. 2013 Equity Incentive Plan (the “2013 Plan”), which was previously approved by the Board of Directors of the Company. The form of notice of stock option grant and stock option award agreement and form of notice of restricted stock award and restricted stock purchase agreement for use under the 2013 Plan are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. The foregoing disclosure is qualified by reference to those exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Form of 2013 Equity Incentive Plan Notice of Stock Option Grant and Stock Option Award Agreement

99.2	Form of 2013 Equity Incentive Plan Notice of Restricted Stock Award and Restricted Stock Purchase Agreement

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 3, 2013

CRAY INC.

By:	/s/ Michael C. Piraino
Michael C. Piraino Vice President Administration, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of 2013 Equity Incentive Plan Notice of Stock Option Grant and Stock Option Award Agreement

99.2	Form of 2013 Equity Incentive Plan Notice of Restricted Stock Award and Restricted Stock Purchase Agreement

4